JPMorgan Institutional Trust

December 29, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Filing Desk

Re:	JPMorgan Institutional Trust (the “Trust”)
(File No. 811-21638)

Ladies and Gentlemen:

On behalf of the Trust, accompanying this letter for filing pursuant to the Investment Company Act of 1940, please find Amendment 28 for the Trust. This amendment is filed to amend and supplement the Confidential Offering Memorandum and the Confidential Offering Memorandum Supplement, dated June 26, 2015 as supplemented December 29, 2015, and filed as Amendment No. 28. This filing reflects the changes referenced in correspondence dated November 20, 2015 filed in response to staff comments, reflects that the Funds may participate in interfund lending and updates certain disclosures. If you have any questions concerning the foregoing, please contact the undersigned at 614-901-1410.

Very truly yours,

/s/ Jessica K. Ditullio

Jessica K. Ditullio

Assistant Secretary